Net Loss per Share (Tables)	12 Months Ended
Dec. 31, 2020
Net Loss Per Share
Schedule of computation of basic and diluted net loss per share

	For the Year Ended December 31,
	2018	2019	2020
	RMB in thousands, except for share and per share data
Numerator:
Net loss	(565,021)	(1,303,570)	(3,054,017)
Accretion to redeemable noncontrolling interests	—	—	(4,292)
Accretion to Pre-IPO Preferred Shares redemption value	(64,605)	—	—
Net loss attributable to noncontrolling interests	13,301	14,597	46,605

Net loss attributable to Bilibili Inc.’s shareholders for basic/dilutive net loss per share calculation	(616,325)	(1,288,973)	(3,011,704)

Denominator:
Weighted average number of ordinary shares outstanding, basic	233,047,703	323,161,680	345,816,023
Weighted average number of ordinary shares outstanding, diluted	233,047,703	323,161,680	345,816,023
Net loss per share, basic	(2.64)	(3.99)	(8.71)
Net loss per share, diluted	(2.64)	(3.99)	(8.71)